Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Cesca Therapeutics Inc. (the "Company") on Form 10-Q for the period ended March 31, 2015, as filed with the Securities and Exchange Commission (the "Report"), we, Robin C. Stracey, Chief Executive Officer and Michael R. Bruch, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1)            the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)            the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 23, 2015	/s/ Robin C. Stracey
Robin C. Stracey Chief Executive Officer (Principal Executive Officer)

Dated: June 23, 2015	/s/ Michael R. Bruch
Michael R. Bruch Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)